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                          AMENDMENT NO. 2
                                 TO
                      THE EARTHGRAINS COMPANY
                EMPLOYEE STOCK OWNERSHIP/401(k) PLAN



      WHEREAS, The Earthgrains Company (formerly Campbell Taggart, Inc. and hereafter referred to as the "Company") adopted The Earthgrains Company Employee Stock Ownership Plan ("Plan") effective as of July 1, 1994; and

      WHEREAS, the Company desires to amend said Plan effective as of July 1, 1996.

      NOW, THEREFORE, the Plan is hereby amended, effective as of July 1, 1996, in the following respects.




      Section 2.1(n) of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

      "(n)  "Compensation" means wages, salaries, fees for professional
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            services and other amounts received (whether or not in cash) for personal services actually rendered in the course of employment with the Employer to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, or other expense allowances under a nonaccountable plan (as described in Treasury Regulation Section 1.62-2(c)) and excluding the following:

                  (i)     Bonuses;

                  (ii)    Overtime;

                  (iii) Amounts paid on account of the Participant's termination of employment (e.g., vacation pay, severance pay, etc.);

                  (iv) Contributions made to a qualified or non-qualified plan of deferred compensation or under a simplified employee pension plan which are not includable in gross income for the taxable year, or any distributions from a plan of deferred compensation, except that Before-Tax contributions made to this Plan and any salary reductions pursuant to a plan designed to comply with Code Section 125, shall be included;

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                  (v)     Amounts realized from the exercise of a
                          non-qualified stock option, or when restricted stock (or property) either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                  (vi) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option;

                  (vii) Other amounts which receive special tax benefits, or contributions made (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are actually excludable from gross income); and

                  (viii) Amounts (even if includable in gross income) which are reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, or welfare benefits.

            The annual Compensation of each Employee taken into account under the Plan shall not exceed $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than twelve
            (12) months, the annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve
            (12). For purposes of calculating the Compensation of an Employee, the rules contained in Code Section 414(q)(6) shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Employee and any lineal descendants of such Employee who have not attained age nineteen
            (19) before the close of the Plan Year."



      The following is hereby added to Section 6.1 of the Plan which shall read as follows:

      "Anything contained herein to the contrary notwithstanding, an Employee who was employed by an Adopting Employer on or before March 26, 1996, and who was not making After-Tax Contributions and/or Before-Tax Contributions to the Plan on March 26, 1996, and who after March 26, 1996 and prior to May 20, 1996, elects to make After-Tax Matched Contributions and/or Before-Tax Matched Contributions to the Plan, shall receive ten (10) Company Shares allocated to the Participant's Matching Contribution Stock Account. This allocation of ten (10) Company Shares is in addition


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      to any other contributions made by an Adopting Employer on behalf of such Participant. A Participant shall have a non-forfeitable interest in such ten (10) Company Shares allocated to his Matching Contribution Stock Account as provided in Section 11.1."




      Section 7.1 of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

      1. Compensation Reduction.
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      To make or receive After-Tax Contributions and/or Before-Tax
      Contributions under the Plan, a Participant must consent to a reduction of Compensation in accordance with such rules as shall be prescribed by the Committee for this purpose. A Participant must specify the percentage by which he elects to reduce his Compensation and the portion of the reduction that he intends as an After-Tax Matched Contribution and an After-Tax Unmatched Contribution and the portion that he intends as a Before-Tax Matched Contribution and a Before-Tax Unmatched Contribution. Once effective, a reduction in Compensation shall remain in effect until it is modified or revoked, or the Participant ceases to be an Active Participant.

                                      IV.

      Section 7.2 of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

      7.2. Modification of Contributions.
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      A Participant whose compensation is being reduced shall be permitted the following elections:

      a)Change in Contribution Rate:  A Participant may elect to change the
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            rate of his After-Tax Contributions and/or Before-Tax
            Contributions (within the limits specified in Section 4.2 and 5.2) at such time and in accordance with such rules as prescribed by the Committee.

      b)Suspension of Contributions:  A Participant may elect to suspend his
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            After-Tax Contributions and/or Before-Tax Contributions at such time and in accordance with such rules as prescribed by the Committee.

                                      V.

      Section 8.2(e) of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

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      "(e)  `Anheuser-Busch Stock Account' to reflect Anheuser-Busch Shares
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      credited to the Participant's Plan Account."


                                      VI.

      Section 8.9 of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

      "8.9.  Adjustments to Reflect Dividends.
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      All cash dividends on Company Shares shall be credited to the
      Participant's corresponding Stock Accounts as of the Valuation Date immediately following the payment of such dividends and applied in accordance with the provisions of Section 9.6. All cash dividends on Anheuser-Busch Shares shall be credited to the Anheuser-Busch Stock Account."


                                     VII.

      Section 9.6(a)(ii) of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

      "(ii)  Cash Purchase Fund Shares:  Cash dividends on Company Shares
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      held within the Cash Purchase Fund shall be applied to acquire Company
      Shares."


                                     VIII.

      Section 9.6(b) of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

      "(b) Cash dividends paid to the Trustee on Anheuser-Busch Shares held in the Anheuser-Busch Stock Account shall be applied to purchase Anheuser-Busch Shares."


                                      IX.

      The following is hereby added to Section 11.1 of the Plan which shall read as follows:

      "Anything contained herein to the contrary notwithstanding, (a) a Participant shall have a non-forfeitable interest in his Plan Account attributable to the ten (10) Company Shares, if any, allocated to his Plan Account in accordance with the provisions of Section 6.1 of the Plan, and (b) an Employee who on October 14, 1996 was employed in the MIS

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      Department and who was transferred on October 15, 1996 to Electronic
      Data Systems shall have a non-forfeitable interest in his Plan Account as of the date of such transfer."


                                      X.

      Section 11.2 of the Plan is hereby deleted in its entirety and the following is substituted in lieu thereof:

      "11.2.  Years of Service.
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      All Years of Service shall count for purposes of determining a
      Participant's vested interest in his Plan Account attributable to his Employer Matching Contributions."


      IN WITNESS WHEREOF, the Company has caused this Amendment No. 2 to be executed as of the 30th day of June, 1997.


                                       THE EARTHGRAINS COMPANY


                                       By:
                                       Title:



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